                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                        Date of report: January 10, 2003


                       CLEAR CHANNEL COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

               TEXAS                     1-9645                74-1787539
   (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)            File Number)         Identification No.)

      200 East Basse Road, San Antonio, Texas                      78209
     (Address of principal executive offices)                    (Zip Code)

 Registrant's telephone number, including area code           (210) 822-2828

ITEM 5. OTHER EVENTS.

         Attached are the Underwriting Agreement and the Opinion of Akin Gump Strauss Hauer & Feld LLP with respect to the offer and sale by Clear Channel Communications, Inc. ("the Company"), of $300,000,000 in aggregate principal amount of the Company's 4.625% Senior Notes due 2008 and $500,000,000 in aggregate principal amount of the Company's 5.75% Senior Notes due 2013 under the Company's Shelf Registration Statement on Form S-3, as amended, registration number 333-76942.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                99.1     Underwriting Agreement dated January 6, 2003.
                99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CLEAR CHANNEL COMMUNICATIONS, INC.


Date: January 10, 2003          By: /s/ HERBERT W. HILL JR.
                                    --------------------------------------------
                                    Herbert W. Hill, Jr.
                                    Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

        99.1     Underwriting Agreement dated January 6, 2003.
        99.2     Opinion of Akin Gump Strauss Hauer & Feld LLP.